Exhibit 32.2

INDEX OIL AND GAS, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Index Oil and Gas, Inc. on Form 10-QSB for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Boetius, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has bee  n provided to Index Oil and Gas, Inc. and will be retained by Index Oil and Gas, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Andrew Boetius

Andrew Boetius
Chief Financial Officer
February 14, 2007